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                                                                   Exhibit 3-195
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                                                               [graphic omitted]
                           __________________________
                              (Line for Numbering)

Articles of Incorporation
Domestic Business Corp.

                                Lake Manor, Inc.

                          COMMONWEALTH OF PENNSYLVANIA
                              DEPARTMENT OF STATE
                               CORPORATION BUREAU

   In compliance with the requirements of 15 Pa.C.S. Section 1306 (relating to Articles of Incorporation), the undersigned, desiring to incorporate a corporation as a business corporation, hereby certifies that:

   1.  The name of the corporation is: Lake Manor, Inc.

   2. The location and post office address of the initial registered office of the corporation in this Commonwealth is 148 West State Street, Kennett Square, PA 19348, Chester County.

   3. The corporation is formed under the provisions of the Pennsylvania Business Corporation Law of 1988, as amended.

   4. The aggregate number of shares which the corporation shall have the authority to issue is 1,000, $.01 par value per shares.

   5. Shareholders shall not be entitled to cumulate their votes in the election of directors.

   6. The name and post office address of the incorporator is Ira C. Gubernick, 148 West State Street, Kennett Square, PA 19348.

   IN TESTIMONY WHEREOF, the incorporator has signed these Articles of Incorporation this 28th day of November, 1995.


                             /s/ Ira C. Gubernick
                             _______________________
                             Ira C. Gubernick


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200120 - 228

Microflim Number ____________     Filed with the Department of State on  MAR 13 2001
Entity Number    002667534                        [graphic omitted]
                                  __________________________________________________
                                            Secretary of the Commonwealth

                    STATEMENT OF CHANGE OF REGISTERED OFFICE
                      DSCB:15-1507/4144/5507/6144/8506 (REV 90)


Indicate type of entity (check one):

[X] Domestic Business Corporation (15pa.C.S. ss. 1507)     |_| Foreign Nonprofit Corporation (15 Pa.C.S. $ 6144)

|_| Foreign Business Corporation (15Pa.C.A. ss. 4144)      |_| Domestic Limited Partnership (15 Pa.C.S. $ 8508)

|_| Domestic Nonprofit Corporation (15Pa.C.S. ss. 5507)

   In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations) the undersigned corporation or limited partnership, desiring to effect a change of registered office, hereby states that:

1.   The name of the corporation or limited partnership is LAKE MANOR INC

2. The (a) address of this corporation's or limited partnership's current registered offices in this Commonwealth or (b) names of its commercial registered office provider and the county of venue is; (the Department is hereby authorized to correct the following information to conform to the records of the Department):

     (a)  148 W STATE STREET KENNETT SQUARE, PA 19348 Chester   c/o Kenneth R. Kuhnle
          Number and Street                           City      State      Zip      County

     (b)  c/o_____________________________________________________________________________
             Name of Commercial Registered Office Provider                          County

     For a Corporation or a limited partnership represented by a commercial registered office provider, th county in (b) shall be deemned the county in which the corporation or limited partnership is located for venue and official publication purposes.

3.   (Complete part (a) or (b)):

     (a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

          Attn: General Counsel
          101 E. State Street, Kennett Square, PA 19348, Chester Co.
          ________________________________________________________________________________
          Number and Street                           City      State      Zip      County

     (b)  The registered office of the corporation or limited partnership shall be provided by:

     (b)  c/o_____________________________________________________________________________
             Name of Commercial Registered Office Provider                          County

     For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.


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200120-229

DCSB: 15-1507/4144/5507/6144/8506/6144/8506 (REV 90)

4. (Strike out if a limIted partnereship): Such change was authorized by the Board of Directors of the corporation.

    IN TESTIMONY WHEREOF, the undersigned corporation or limited partnership has caused this statement to be signed by a duly authorized officer thereof this 23rd day of February 2001.

                                           Lake Manor, Inc.
                                       _________________________________________
                                       (Name of Corporation/Limited Partnership)

                                           /s/ [graphic omitted]
                                       BY: _____________________________________
                                           (Signature)

                                              SR VP & Gen. Counsel
                                       TITLE: __________________________________